Report of Independent
Registered Public
Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Equity Funds:

In planning and
performing our audits of
the financial statements
of Federated Kaufmann
Fund, Federated
Kaufmann Small Cap
Fund, Federated
Strategic Value
Dividend Fund and
Federated Kaufmann
Large Cap Fund (four of
the portfolios
constituting Federated
Equity Funds)
(collectively, the
?Funds?) as of and for
the year ended October
31, 2014, in accordance
with the standards of the
Public Company
Accounting Oversight
Board (United States),
we considered the
Funds? internal control
over financial reporting,
including controls over
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to
comply with the
requirements of Form
N-SAR, but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds? internal control
over financial reporting.
Accordingly, we
express no such opinion.

The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility, estimates
and judgments by
management are
required to assess the
expected benefits and
related costs of controls.
A company?s internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
external purposes in
accordance with
generally accepted
accounting principles.
A company?s internal
control over financial
reporting includes those
policies and procedures
that (1) pertain to the
maintenance of records
that,  in reasonable
detail, accurately and
fairly reflect the
transactions and
dispositions of the
assets of the company;
(2) provide reasonable
assurance that
transactions are
recorded as necessary to
permit preparation of
financial statements in
accordance with
generally accepted
accounting principles,
and that receipts and
expenditures of the
company are being
made only in
accordance with
authorizations of
management and
directors of the
company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of
unauthorized
acquisition, use or
disposition of a
company?s assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.









A deficiency in internal
control over financial
reporting exists when
the design or operation
of a control does not
allow management or
employees, in the
normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis.   A
material weakness is a
deficiency, or a
combination of
deficiencies, in internal
control over financial
reporting, such that
there is a reasonable
possibility that a
material misstatement of
the company?s annual or
interim financial
statements will not be
prevented or detected on
a timely basis.

Our consideration of the
Funds? internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds? internal control
over financial reporting
and its operation,
including controls over
safeguarding securities,
that we consider to be a
material weakness as
defined above as of
October 31, 2014.



This report is intended
 solely for the information
and use of management and
the Board of Trustees of the
 Funds and the Securities and
 Exchange Commission and
 is not intended to be and
should not be used by anyone
 other than these specified parties.




Ernst & Young LLP



December 23, 2014